KeyCorp Second Quarter 2023 Earnings Review July 20, 2023 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

Forward-looking Statements and Additional Information This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward- looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity” and “cash efficiency ratio.” Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation, or page 47 of our Form 10-Q dated March 31, 2023. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain items is disclosed separately, the after-tax amount is computed using the marginal tax rate, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles 2

3 ▪ EPS of $.27 per diluted common share ‒ Includes $87MM(1) or $.09 per diluted common share, related to allowance build ▪ Strong, core funded balance sheet ‒ Quality and diverse core deposits: period-end deposits up $1Bn ▪ NII declined from prior quarter and year-ago period ‒ Reflects higher deposit costs ▪ Well-managed expenses ‒ Expenses down 9% QoQ and stable YoY ‒ Actions taken in 1Q represent $200MM, or ~4%, annualized cost savings ▪ Robust capital and credit profile ‒ NCOs to average loans: 17 bps ‒ CET1: 9.2%(2) 2Q23 Highlights ▪ Balance sheet optimization: reducing risk-weighted asset (RWAs) ‒ Period-end RWAs down >$1.3Bn(3) ‒ Growing high quality deposits with relationship clients ‒ Reduction in loan balances; period-end loans down $1Bn ‒ Evaluating other nonstrategic assets ‒ Strong fee-based businesses - well positioned as clients move from balance sheet to capital markets ▪ Building capital: consistent with capital priorities ‒ Retained earnings support capital growth ‒ ~44% of AOCI burns off over the next 6 quarters ▪ Maintaining strong credit quality ‒ Positioned to perform through the business cycle (1) After tax; (2) 6/30/2023 figures are estimated and reflect Key's election to adopt the CECL optional transition provision; (3) 6/30/2023 figures are estimated 2Q23 Financial Results Strategic Highlights & Outlook

Financial Review

EOP = End of Period; (1) Non-GAAP measure: see appendix for reconciliation; (2) 6/30/2023 ratios are estimated and reflect Key's election to adopt the CECL optional transition provision 5 EPS – assuming dilution $.27 $.30 $ .54 (10.0) % (50.0) % Cash efficiency ratio(1) 66.8% 68.0% 59.5% (120) bps 730 bps Return on average tangible common equity(1) 11.0 13.2 20.9 (220) (990) Return on average total assets .58 .66 1.16 (8) (58) Net interest margin 2.12 2.47 2.61 (35) (49) Common Equity Tier 1(2) 9.2% 9.1% 9.2% 10 bps - Tier 1 risk-based capital(2) 10.7 10.6 10.4 10 30 bps Tangible common equity to tangible assets(1) 4.5 4.6 5.3 (10) (80) NCOs to average loans .17% .15% .16% 2 bps 1 bps NPLs to EOP portfolio loans .36 .35 .38 1 (2) Allowance for credit losses to EOP loans 1.49 1.38 1.13 11 36 Profitability Capital Asset Quality 2Q23 1Q23 2Q22 LQ Δ Y/Y Δ Continuing operations, unless otherwise noted Financial Highlights

6 $75.0 $78.4 $81.0 $83.1 $84.0 $82.6 $34.1 $36.1 $36.7 $36.8 $36.6 $36.5 3.41% 3.97% 4.57% 5.01% 5.26% 1.00% 2Q22 3Q22 4Q22 1Q23 2Q23 Loan Yield Average Consumer Average Commercial $ in billions ▪ Average loans up 11% from 2Q22 − Growth in C&I and commercial mortgage real estate loans − Growth in consumer mortgage loans ▪ Average loans up 1% from 1Q23 − Growth in C&I loans vs. Prior Year vs. Prior Quarter $109.1 $114.4 $117.7 $119.8 Loans Growth driven by relationship-based strategy across commercial and consumer Total Average Loans Highlights $120.7 $119.0 Period-End Consumer Period-End Commercial 6/30/23 Period-end loans down $1Bn vs. 3/31/23

(1) Cumulative beta indexed to 4Q21 7 $ in billions Average Consumer Average Commercial $143.4 Total deposit cost (bp) $147.5 $144.2 $145.7 Deposits Deposit balances remained relatively stable; period-end deposits up $1Bn from prior quarter ▪ Average deposits down 3% from 2Q22 − Decline in retail balances, reflecting inflation-related spend, normalization, and changing client behavior − Commercial balances reflected higher average brokered deposits ($9Bn in 2Q23), partially offset by normalization of pandemic-related deposits ▪ Average deposit balances relatively stable from 1Q23 − Decline in retail balances, reflecting inflation-related spend, normalization, and changing client behavior − Commercial balances reflected higher average brokered deposits ($9Bn in 2Q23), partially offset by normal seasonal outflows ▪ Period-end deposit balances up $1Bn from 1Q23 vs. Prior Year vs. Prior Quarter Period-End Consumer Period-End Commercial ▪ Cumulative total interest-bearing deposit beta: 39%(1) $91.3 $90.0 $87.2 $84.5 $82.2 $82.8 $56.2 $54.2 $58.4 $58.9 $60.7 $62.4 6 16 51 99 149 2Q22 3Q22 4Q22 1Q23 2Q23 $142.9 Deposits Highlights 6/30/23 $145.1 Period-end deposits up $1Bn vs. 3/31/23

$ in millions, continuing operations vs. Prior Quarter TE = Taxable equivalent $1,140 $1,203 $1,227 $1,106 $986 2.61% 2.74% 2.73% 2.47% 2.12% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2Q22 3Q22 4Q22 1Q23 2Q23 ▪ Net interest income down $118MM (-11%), net interest margin decreased 49 basis point from 2Q22 − Reflects higher interest-bearing deposit costs and a shift in funding mix to higher-cost deposits and borrowings − Partially offset by benefits from higher yields on loans and investments ▪ Net interest income down $120MM (-11%), net interest margin decreased 35 basis points from 1Q23 − Reflects higher interest-bearing deposit costs and a shift in funding mix to higher-cost deposits and borrowings − Partially offset by benefits from higher yields on loans and investments 8 vs. Prior Year Net Interest Income (TE) Net Interest Margin (TE) Benefit of higher interest rates and earning assets offset by interest-bearing deposit costs and funding mix shift Net Interest Income and Margin Net Interest Margin Walk (TE) Interest-bearing Deposit Costs Funding Mix & Liquidity Earnings Asset Yields 2Q231Q23 Net Interest Income & Net Interest Margin Trend (TE) Highlights

9 Expecting significant benefit from swap and Treasury maturities Net Interest Income Opportunities Illustrative, $ in millions $39 $67 $95 $107 $125 $141 $7 $13 $20 $36 $62 $88 $31 $46 $80 $115 $143 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 ~$900MM annualized NII benefit by 1Q25 (1) Assumes the forward curve and maturities to occur on the last day of each quarter Treasuries Swaps NII Pickup from Short-dated Maturities(1) $186 $230

10 ▪ Noninterest income down $79MM (-11%) from 2Q22 − Lower service charges on deposit accounts (-$27MM) driven by new client friendly fee structure for NSF/OD fees and lower account analysis fees − Lower investment banking and debt placement fees (-$29MM) reflecting lower M&A advisory and syndication fees vs. Prior Quarter ▪ Noninterest income up $1MM from 1Q23 − Lower investment banking and debt placement fees (-$25MM) reflecting lower M&A advisory and syndication fees − Higher corporate services income (+$10MM) reflecting an increase in derivatives income vs. Prior Year $ in millions - up / (down) 2Q23 vs. 2Q22 vs. 1Q23 Trust and investment services income $ 126 $ (11) $ (2) Investment banking and debt placement fees 120 (29) (25) Cards and payments income 85 - 4 Service charges on deposit accounts 69 (27) 2 Corporate services income 86 (10) 10 Commercial mortgage servicing fees 50 5 4 Corporate-owned life insurance 32 (3) 3 Consumer mortgage income 14 - 3 Operating lease income and other leasing gains 23 (5) (2) Other income 4 1 4 Total noninterest income $ 609 $ (79) $ 1 Continued challenging environment for investment banking and debt placement outweighs broad-based QoQ fee growth Noninterest Income Noninterest Income Highlights

11 vs. Prior Quarter vs. Prior Year ▪ Noninterest expense down $2MM from 2Q22 − Lower net occupancy expense (-$13MM) from downsizing corporate facilities and lower business services and professional fees (-$11MM) − Higher computer processing expense (+$17MM) related to technology investments and higher personnel expense (+$15MM) reflecting higher merit increases and employee benefits costs ▪ Noninterest expense down $100MM (-9%) from 1Q23 − Lower personnel expense (-$79MM) reflecting lower incentive and stock-based compensation and severance expense − Lower other expense (-$24MM) due to higher expenses related to corporate real estate rationalization in 1Q23 Benefitting from broad expense discipline and actions taken in 1Q23 to reduce run-rate Noninterest Expense $ in millions - favorable / (unfavorable) 2Q23 vs. 2Q22 vs. 1Q23 Personnel $ 622 $ (15) $ 79 Net occupancy 65 13 5 Computer processing 95 (17) (3) Business services and professional fees 41 11 4 Equipment 22 4 - Operating lease expense 21 6 (1) Marketing 29 5 (8) Other expense 181 (5) 24 Total noninterest expense $ 1,076 $2 $ 100 Noninterest Expense Highlights

$1,272 $1,338 $1,562 $1,656 $1,771 297% 343% 404% 398% 411% 2Q22 3Q22 4Q22 1Q23 2Q23 Allowance for credit losses to NPLsAllowance for credit losses 2Q23 allowance for credit losses to period-end loans of 1.49%$ in millions NCO = Net charge-off NPL = Nonperforming Loans 12 $44 $43 $41 $45 $52$45 $109 $265 $139 $167 0.16% 0.15% 0.14% 0.15% 0.17% 2Q22 3Q22 4Q22 1Q23 2Q23 $ in millions NCOs Provision for credit losses NCOs to avg. loans 2.3% 2.5% 2.5% 2.8% 3.3% 2Q22 3Q22 4Q22 1Q23 2Q23 Continuing Operations Disciplined underwriting with net charge-offs remaining near historically low levels Credit Quality 0.12% 0.16% 0.15% 0.14% 0.12% 0.04% 0.04% 0.05% 0.05% 0.06% 2Q22 3Q22 4Q22 1Q23 2Q23 30 – 89 days delinquent 90+ days delinquent Net Charge-offs & Provision for Credit Losses Continuing Operations Delinquencies to Period-end Total Loans Criticized Outstandings (1) to Period-end Total Loans Allowance for Credit Losses (ACL)

$6.0 $4.9 $3.4 $2.8 6/30/2023 12/31/2023 12/31/2024 12/31/2025 9.2% 9.1% 9.1% 9.1% 9.2% 2Q22 3Q22 4Q22 1Q23 2Q23 (1) 6/30/23 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Assumes market forwards as of July 1, 2023 13 Strong, stable position within targeted range, with significant AOCI accretion expected over time Capital Illustrative, $ in billionsTarget operating range: 9% - 9.5% ▪ Priorities remain unchanged: focused on supporting relationship clients and dividends ▪ Declared 3Q23 dividend of $.205 per common share ~44% AOCI burn down by the end of 2024 Common Equity Tier 1(1) Projected AOCI Accretion(2) ~55% AOCI burn down by the end of 2025

14 Average Balance Sheet • Loans: down 1% - 3% • Deposits: relatively stable • Loans: down 1% - 3% • Deposits: relatively stable Net Interest Income (TE) • Net interest income: down 4% - 6% • Net interest income: flat to down 2% Noninterest Income • Noninterest income: up 2% - 4% • Noninterest income: up 4% - 6% Noninterest Expense • Noninterest expense: relatively stable • Noninterest expense: relatively stable(1) Credit Quality • Net charge-offs to average loans: 20 – 25 bps (3Q23) • Net charge-offs to average loans: 25 – 35 bps (4Q23) Taxes • GAAP tax rate: 18% - 19% (3Q23) • GAAP tax rate: 18% - 19% (4Q23) Long-term Targets Positive operating leverage Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 16% - 19% Cash efficiency ratio: 54% - 56% Note: Guidance range: relatively stable: +/- 2% Note: Assumes market forwards as of July 1, 2023 (1) Non-GAAP measure; excludes FDIC special assessment Quarterly Outlook Guidance as of 7/20/2023 3Q23 (vs. 2Q23) 4Q23 (vs. 3Q23)

Appendix

16 $ in billions, as of 6/30/2023 ▪ $9Bn of deposits are from low-cost, stable escrow balances ▪ $13.6Bn of uninsured deposits are collateralized by government-backed securities ▪ 80% of commercial segment deposit balances are from core operating accounts ▪ Loan-to-deposit ratio: 83%(2) 2Q23 Mix by Insurance Coverage 59% 32% 5% Deposits: A Diverse Core Base Key’s deposit base is made up of over three and a half million retail, small business, private banking, and commercial clients, with two-thirds of balances covered by FDIC insurance or collateralized 45% 27% 12% 8% 8% Middle Market Business Banking Retail Large Corporate Public Sector Uninsured and Uncollateralized Insured Collateralized 58% 33% 9% $145.1 67% of balances insured or collateralized 57% of balances from retail and business banking clients (1) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries; (2) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (1) 2Q23 Mix by Client Highlights $ in billions CDs and other time deposits Savings Noninterest-bearing Demand and MMDA 2Q23 Average Deposit Mix 60% 25% 11% 4% $142.9

Commercial Loan Portfolio Detail

Total Commercial Loans

$ in millions		6/30/23	% of total loans
Commercial and industrial	$	60,059	50%
Commercial real estate		18,694	16
Commercial lease financing		3,801	3
Total Commercial	$	82,554	69%

Portfolio Highlights

- Target specific client segments focused in seven industry verticals
- Experienced bankers with deep industry expertise
- Focused on high quality clients
- Small, stable leveraged portfolio: ~2% of total loans
- Credit quality metrics remain solid
  - Disciplined, consistent underwriting
  - Active surveillance with ongoing portfolio reviews
  - Dynamic assessment of ratings migration



~80% commercial bank credit exposure from relationship(1) clients



>50% of C&I portfolio is investment grade

Targeted Industry Verticals

Consumer
Healthcare
Technology
Energy
Industrial
Real Estate
Public Sector

Commercial & Industrial (C&I)

- Solid middle market portfolio, high-quality borrowers
- Aligning bankers to areas of market opportunity and growth - investing in strategic hires with industry vertical expertise
- C&I loan utilization: 32% in 2Q23

Commercial Real Estate (CRE)

- Strengthened credit risk profile with strategic exits and growth in targeted client segments to focus on relationships
- Significantly scaled back construction portfolio from pre-global financial crisis (42% in 2008 → 14% at 6/30/23)
- Focused on relationships with select owners and operators
- Strategic focus in multifamily, primarily affordable housing

(1) Relationship client is defined as having two or more of the following: credit, capital markets, or payments

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Key has limited exposure to riskier asset classes like office, lodging, and retail 18 $ in millions, non-owner occupied 6/30/23 % of total loans Multifamily $ 9,028 7.6% Industrial 807 <1% Retail 1,221 1% Senior Housing 887 <1% Office 884 <1% B and C Class Office in Central Business Districts 121 N/A Lodging 207 <1% Other 2,007 1.7% Total Non-owner Occupied Commercial Real Estate $ 15,041 13% Office Loans as a Portion of Total Loans(1) (1) Source: 10-Q filing data as of 3/31/2023 – peers include BAC, CFG, JPM, MTB, PNC, TFC, WFC, and ZION, as others do not report data on office balances Portfolio by Asset Class Office Loan Detail Commercial Real Estate Loan Portfolio Detail ▪ 19% to mature in 2023 ($168MM) ▪ $0 non-owner-occupied construction ▪ Nonperforming loans: 2.3% ▪ Delinquencies: ‒ 30 – 89 Day: 0.00% ‒ 90+ day: 0.01% Office Highlights 0.8% 3.2% Key Peer Median

Credit Quality

Credit Quality by Portfolio

$ in millions	Period-end loans	Average loans	Net loan charge-offs	Net loan charge-offs[3] / average loans (%)[4]	Nonperforming loans	Ending allowance	Allowance / period-end loans (%)[4]	Allowance / NPLs (%)[4]
	6/30/23	2Q23	2Q23	2Q23	6/30/23	6/30/23	6/30/23	6/30/23
Commercial and industrial[1]	$ 60,059	$ 61,426	$ 27	.18%	$ 188	$ 599	1.00%	318.82%
Commercial real estate:								
Commercial Mortgage	16,048	16,226	8	.20	65	315	1.96	484.57
Construction	2,646	2,641	-	-	-	39	1.47	-
Commercial lease financing[2]	3,801	3,756	(1)	(.11)	1	33	.86	N/M
Real estate – residential mortgage	21,637	21,659	-	-	73	200	.92	274.04
Home equity	7,529	7,620	1	.05	97	96	1.28	98.97
Consumer direct loans	6,257	6,323	9	.57	3	125	1.99	N/M
Credit cards	1,001	984	7	2.85	3	72	7.24	N/M
Consumer indirect loans	33	37	1	10.97	1	1	3.79	127.45
Continuing total	$ 119,011	$ 120,672	$ 52	.17%	$ 431	$ 1,480	1.24%	343.41%
Discontinued operations	381	392	1	1.02	2	18	4.70	895.67
Consolidated total	$ 119,392	$ 121,064	$ 53	.18%	$ 433	$ 1,498	1.25%	345.96%

(1) Loan balance includes $200 million of commercial credit card balances at June 30, 2023; (2) Commercial lease financing includes receivables held as collateral for a secured borrowing of $5 million at June 30, 2023. Principal reductions are based on the cash payments received from these related receivables; (3) Net loan charge-off amounts are annualized in calculation; (4) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in table

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Balance Sheet Management Detail

2Q23 Balance Sheet Highlights



Loan Composition(1)
1M LIBOR 2%
3M LIBOR 2%
Other 8%
Prime 8%
Fixed 36%
SOFR 44%



Deposit Mix(2)
Noninterest-bearing 25%
Interest-bearing 75%



Average Total Investment Securities
$ in billions
$50.3
$43.0
1.75%
$7.3
2Q22
$50.2
$42.3
1.85%
$7.9
3Q22
$47.5
$39.2
1.91%
$8.3
4Q22
$48.1
$39.2
1.98%
$8.9
1Q23
$48.3
$38.9
2.04%
$9.4
2Q23
Average HTM securities
Average AFS securities
Average yield(3)

Highlights

- Attractive business model with relationship-oriented lending franchise
  - Distinctive commercial capabilities drive C&I growth and ~64% floating-rate loan mix
  - Laurel Road and consumer mortgage enhance fixed rate loan volumes with attractive client profile
- Investment portfolio positioned to provide liquidity and enhance returns while benefiting from higher reinvestment rates
  - Objectives include investing in mortgage-backed securities with lower prepayment risks and limited exposure to unamortized premiums
- Average balances reflects portfolio runoff in 2Q23
- HTM utilized to reduce OCI volatility beginning in 2Q22
  - Current portfolio consists of ~20% HTM (+5% year over year)

(1) Loan statistics based on 6/30/2023 ending balances; (2) Deposit statistics based on 6/30/2023 average balances; (3) Yield is calculated on the basis of amortized cost

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(1) Chart excludes $26.7Bn of short-dated LIBOR and SOFR swaps created as a result of the industry’s operational transition from LIBOR to SOFR; (2) Chart includes forward-starting swaps and floor spreads since 4Q22 and excludes $2.3Bn of forward-starting SOFR swaps created as a result of the industry’s operational transition from LIBOR to SOFR; (3) Excludes $0.8Bn of short-dated LIBOR and SOFR swaps and $2.8Bn of forward starting SOFR swaps created as a result of the industry's operational transition from LIBOR to SOFR; (4) $5.2Bn of swaps set to mature in 2025 and $9.1Bn in 2026; Chart excludes $26.7Bn of short-dated LIBOR and SOFR swap maturities created as a result of the industry’s operational transition from LIBOR to SOFR 21 WA Receive fixed rate (3Q23-4Q24): 0.47% Hedging Strategy Opportunistically locking in future benefit while managing downside risk Hedge Portfolio Recent ALM Hedge Actions(2) $0.6 $2.3 $2.4 $1.3 $1.9 $1.9 0.27% 0.41% 0.34% 0.65% 0.57% 0.53% $0.0 $1.0 $2.0 $3.0 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Total Cash Flow Hedges WA Receive Rate on Maturities $2.0 $3.3 $3.5 $3.5 $2.9 $1.2 $3.3 $3.3 $2.5 ($1.0) $1.0 $3.0 $5.0 $7.0 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 2025 2026 Forward-Starting Swaps Floor Spreads • Added $3Bn of forward-starting receive fixed swaps - WA receive rate: 3.4% • Executed $3.3Bn of forward-starting floor spreads - WA buy strike: 3.4%, WA sold strike: 2.3% YTD Interest Rate Swap Maturities(4) $ in billions $ in billions $ in billions 6/30/23 A/LM Hedges (1) $ 25.4 A/LM Forward Hedges (2) 7.3 Debt Swaps (3) 10.5 Securities Hedges 1.4 Non-zero Loan Floors 7.9 ▪ Recent actions position Key to benefit from higher rates while maintaining significant upside potential ▪ Balancing desire to lock in potential benefit in the midst of macroeconomic uncertainty and an inverted yield curve − Sensitive to the level of expected tightening while preparing for potential economic weakness − Mindful towards increased levels of current and expected volatility ▪ Continually evaluating opportunities to protect and enhance NII and capital while taking a measured approach to swap replacement

22 Projected Cash Flows & Maturities (under implied forward rates) Floating Rate (including hedges) Existing Portfolio Repricing Characteristics Highlights (1) 2023 Projected cashflows does not include realized cashflows from 1Q23 and 2Q23 Investment Portfolio $ in billions ▪ Portfolio used for funding and liquidity management ‒ Portfolio composed primarily of fixed-rate GNMA and GSE-backed MBS and CMOs ‒ Portfolio yield excluding short-term Treasury/Agency securities: 2.4% ▪ Portfolio constructed to enhance current returns on excess liquidity, while preserving the opportunity to capitalize on higher interest rates in the future ‒ Agency MBS/CMO investments constructed to limit extension risk and provide continued cash flows as rates rise (~$1.1Bn per quarter in the near-term) ‒ Short-term Treasury/Agency portfolio provides near-term upside to higher rates and consists of a laddered maturity profile with runoff beginning in second half of 2023 ▪ Available for sale portfolio duration of 5.3 years at 6/30/2023 (duration including securities hedges) $6.3 $15.1 $7.2 2023** 2024 20252023(1) $0.5 $0.4 $0.7 $1.5 $2.6 $2.9 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 WA yield on portfolio 0.43% $ in billions .48%.44%.45%.29% .17%.28% Short-term Treasury Maturities WA Maturity Yield Short-term Treasury Maturities .63%

23 Remaining maturity, as of June 30, 2023 $ in millions Agency Residential Collateralized Mortgage Obligations Agency Residential Mortgage- backed Securities Agency Commercial Mortgage- backed Securities Asset- backed Securities Other Total One year or less $ 7 $ - $ 5 $ 1 $ 5 $ 18 After 1 through 5 years 2,064 112 1,967 1,032 10 5,185 After 5 through 10 years 2,194 14 525 4 - 2,737 After 10 years 1,166 47 36 - - 1,249 Amortized Cost 5,431 173 2,533 1,037 15 9,189 Fair Value 5,114 158 2,305 984 14 8,575 Remaining maturity, as of June 30, 2023 $ in millions U.S. Treasury, Agencies, and Corporations Agency Residential Collateralized Mortgage Obligations Agency Residential Mortgage- backed Securities Agency Commercial Mortgage- backed Securities Total One year or less $ 3,218 $ 53 $ 1 $ 18 $ 3,290 After 1 through 5 years 6,050 1,695 2,382 2,177 12,304 After 5 through 10 years 114 8,912 898 5,743 15,667 After 10 years 107 4,955 468 1,117 6,647 Fair Value 9,489 15,615 3,749 9,055 37,908 Available for Sale (AFS) Held-to-Maturity (HTM) Securities Maturity Schedule

6/30/2023 3/31/2023 6/30/2022 Tangible common equity to tangible assets at period end Key shareholders' equity (GAAP) 13,844$ 14,322$ 14,427$ Less: Intangible assets (1) 2,826 2,836 2,868 Preferred Stock (2) 2,446 2,446 1,856 Tangible common equity (non-GAAP) 8,572$ 9,040$ 9,703$ Total assets (GAAP) 195,037$ 197,519$ 187,008$ Less: Intangible assets (1) 2,826 2,836 2,868 Tangible assets (non-GAAP) 192,211$ 194,683$ 184,140$ Tangible common equity to tangible assets ratio (non-GAAP) 4.46% 4.64% 5.27% Average tangible common equity Average Key shareholders' equity (GAAP) 14,412$ 13,817$ 14,398$ Less: Intangible assets (average) (3) 2,831 2,841 2,827 Preferred Stock (average) 2,500 2,500 1,900 Average tangible common equity (non-GAAP) 9,081$ 8,476$ 9,671$ Three months ended 24 $ in millions (1) For the three months ended June 30, 2023, March 31, 2023, and June 30, 2022, intangible assets exclude $1 million, $1 million, and $2 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended June 30, 2023, March 31, 2023, and June 30, 2022, average intangible assets exclude $1 million, $1 million, and $2 million, respectively, of average purchased credit card receivables GAAP to Non-GAAP Reconciliation

6/30/2023 3/31/2023 6/30/2022 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) 250$ 275$ 504$ Average tangible common equity (non-GAAP) 9,081 8,476 9,671 Return on average tangible common equity from continuing operations (non-GAAP) 11.04% 13.16% 20.90% Return on average tangible common equity consolidated Net income (loss) attributable to Key common shareholders (GAAP) 251$ 276$ 507$ Average tangible common equity (non-GAAP) 9,081 8,476 9,671 Return on average tangible common equity consolidation (non-GAAP) 11.09% 13.21% 21.03% Cash efficiency ratio Noninterest expense (GAAP) 1,076$ 1,176$ 1,078$ Less: Intangible asset amortization 10 10 12 Adjusted noninterest expense (non-GAAP) 1,066$ 1,166$ 1,066$ Net interest income (GAAP) 978$ 1,099$ 1,097$ Plus: Taxable-equivalent adjustment 8 7 7 Noninterest income 609 608 688 Total taxable-equivalent revenue (non-GAAP) 1,595$ 1,714$ 1,792$ Cash efficiency ratio (non-GAAP) 66.8% 68.0% 59.5% Three months ended 25 $ in millions GAAP to Non-GAAP Reconciliation